UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LocatePLUS Holdings Corporation

(Name of Registrant as Specified In Its Charter)

ACE Investment Group
Jeffrey Jennings
Mark Stribling
Brian Smith
Jeffrey Williams
Gemstone Investment Company, Inc.
Christian T. Williamson
Carl L. Green
Richard L. Pyle
John Houlihan
Failte Investments
Michael Fahey
James M. Murphy IRA FCC Cust.
David and Marla Russo
Jeff Axelrod Trust
Sara Russo Liv TR FBO Steven Russo
R. A. Morton Trust
Jeffrey Kolodny
Michael Kolodny
Clarence Mullen
David M. Glaude
David M. Glaude IRA FCC Cust.
DK Power
Kevin and America Glaude
Tod and Peggie Parrott
Bonfire Foundation
Steven Russo
Steven Russo IRA FCC Cust.
Dennis Devlin
PSA Dennis' Mobile Home Services
Samuel L. Wood
Roger Jennings

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2008 ANNUAL MEETING OF STOCKHOLDERS OF LOCATEPLUS HOLDINGS CORPORATION

PROXY STATEMENT OF ACE INVESTMENT GROUP

To Our Fellow Stockholders:

      This proxy statement (this "Proxy Statement") and the accompanying GOLD proxy card are being furnished to stockholders of LocatePLUS Holdings Corporation ("LocatePLUS" or the "Company") in connection with the solicitation of proxies by ACE Investment Group ("ACE") and certain of its affiliates to be used at the 2008 Annual Meeting of stockholders of LOCATEPLUS, including any adjournments or postponements thereof and any meeting held in lieu thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at 3:00 p.m. local time on Monday, September 15, 2008, at the Company's principal offices located at 100 Cummings Center, Suite 235M, Beverly, Massachusetts. This Proxy Statement and the GOLD proxy card are first being furnished to stockholders on or about August 15, 2008.

We are soliciting your proxy for the Annual Meeting regarding the following proposals:

1.

To elect to the Board of Directors of LocatePLUS (the "Board") Christian Williamson, Ph.D, Richard L. Pyle, Ph.D, George J. Isaac, CPA, Carl L. Green, Patrick F. Murphy J.D. (the "ACE Nominees"), who have consented, if elected, to serve as directors;

2.

To vote AGAINST LocatePLUS's proposal to amend the Corporation's Second Amended and Restates Certificate of Incorporation to increase the number of authorized shares of the Corporation's Common Stock from 25,000,000 shares to 100,000,000 shares.

3.

To adopt a resolution to repeal any provision of LocatePLUS's By-Laws or amendments to LocatePLUS's By-Laws unilaterally adopted by the Board after
March 28, 2002 and prior to the seating of any of the ACE Nominees, if elected; and

4.	To transact such other business as may properly come before the meeting.

      If any of the ACE Nominees is unable or otherwise unavailable to serve as a director, ACE reserves the right to nominate a replacement candidate for election as a director, and any such replacement shall be deemed to be a ACE Nominee. In any such case, the GOLD proxy card will be voted for such replacement nominees.

      ACE and certain of its affiliates--Jeffrey Jennings, Mark Stribling, Brian Smith, Jeffrey Williams, Gemstone Investment Company, Inc., Christian T. Williamson, Carl L. Green, Richard L. Pyle, John Houlihan, Failte Investments, Michael Fahey, James M. Murphy IRA FCC Cust., David and Marla Russo, Jeff Axelrod Trust, Sara Russo Liv TR FBO Steven Russo, R. A. Morton Trust, Jeffrey Kolodny, Michael Kolodny, Clarence Mullen, David M. Glaude, David M. Glaude IRA FCC Cust., DK Power, Kevin and America Glaude, Tod and Peggie Parrott, Bonfire Foundation, Steven Russo, Steven Russo IRA FCC Cust., Dennis Devlin, PSA Dennis' Mobile Home Services, Samuel L. Wood, Roger Jennings (collectively, the "ACE Group Entities") --are participants in the solicitation of proxies contemplated hereby. They are collectively referred to in this Proxy Statement as the "ACE Group Entities" or "we". Each of the members of the ACE Group Entities has been directly or indirectly a shareholder of the Company for the last year.

THIS SOLICITATION IS BEING MADE BY THE ACE GROUP ENTITIES AND NOT ON BEHALF OF THE BOARD OR THE MANAGEMENT OF LOCATEPLUS.

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YOUR VOTE IS IMPORTANT

YOUR VOTE IS EXTREMELY IMPORTANT. WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD TO VOTE FOR THE ELECTION OF THE ACE NOMINEES.

      IF ELECTED, CONSISTENT WITH THEIR FIDUCIARY DUTY, THE ACE NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE STOCKHOLDERS OF LOCATEPLUS. WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD FOR THE ELECTION OF CHRISTIAN WILLIAMSON, RICHARD L. PYLE, GEORGE J. ISAAC, CARL L. GREEN, AND PATRICK F. MURPHY.

      WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY LOCATEPLUS. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. SEE "VOTING PROCEDURES" AND "PROXY PROCEDURES" BELOW.

If you have any questions or require any assistance in executing your proxy, please call:

Thomas E. Murphy ACE, Inc. 15275 Collier Blvd. Ste. #201/225 Naples, FL 34119 (866) 596-7905

      Only holders of record of LOCATEPLUS's voting securities as of the close of business on August 11, 2008 (the "Record Date") are entitled to notice of, and to attend and vote at, the Annual Meeting. According to the proxy statement filed by LocatePLUS with the Securities and Exchange Commission (the "SEC") on July 29, 2008 ("Company Proxy Statement"), as of July 5, 2008, there were 17,424,451 shares of Common Stock, $.01 stated value per share, of LocatePLUS (the "Common Stock") outstanding and entitled to vote. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock held on the Record Date.

HOLDERS OF SHARES AS OF THE RECORD DATE ARE URGED TO SUBMIT A GOLD PROXY CARD EVEN IF THEY SELL THEIR SHARES AFTER THE RECORD DATE.

      IF YOU PREVIOUSLY VOTED FOR THE COMPANY'S NOMINEES, YOU CAN CHANGE YOUR VOTE BY SIGNING, DATING, AND RETURNING THE ENCLOSED GOLD PROXY CARD TO THOMAS MURPHY AT HIS ADDRESS SET FORTH ABOVE. IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE THOSE SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE AND RETURN ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.

      As of the Record Date, ACE beneficially owned, and as of the date of this Proxy Statement we continue to beneficially own 8,083,285 shares in aggregate of Common Stock, representing approximately 47% of the outstanding shares of Common Stock. ACE intends to vote such shares FOR the election of the ACE Nominees.

VOTE FOR THE ACE NOMINEES BY RETURNING YOUR SIGNED AND DATED GOLD PROXY TODAY.

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BACKGROUND OF THE SOLICITATION

      ACE Group Entities have been stockholders of LocatePLUS since February 14, 2000. ACE acquired shares of Common Stock through open market purchases as part of its proprietary trading strategy and, as of the Record Date and the date hereof, ACE Group Entities beneficially owned and owns 8,083,285 shares of Common Stock, representing approximately 47% of the outstanding shares of Common Stock. In connection with its investment in LOCATEPLUS, from time to time ACE reviews LOCATEPLUS's business affairs, financial position, governance, management, capital structure, future plans and contractual rights and obligations. In addition, as part of its review, ACE from time to time held telephone conversations with management regarding the Company's performance, its turnaround plan and strategic alternatives.

      On August 5, 2008, ACEs counsel, Henry E. Knoblock, III, Esq. called Geoff Chalmers, Esq., counsel to the Company to inform Mr. Chalmers and his client that the ACE Group Entities would be filing a definitive proxy nominating its own slate of directors among other proposals.

      On August 7, 2008, Mr Murphy and ACE's counsel, Henry Knoblock, Esq. held a conference call with counsel for the Company, Geoff Chalmers, but were unable to reach agreement with respect to the ACE's representation on the Board.

On August 10, 2008 the ACE Group Entities delivered a letter to the Management of the Company pursuant to SEC Rule 14a-7.

On August 11, 2008, the ACE Group Entities filed this Proxy Statement with the SEC.

PROPOSAL 1--ELECTION OF DIRECTORS

Reasons to Vote for the ACE Nominees

      As we believe the entire Board should be held accountable to stockholders for the Company's failure to fully investigate strategic alternatives and for the Company's underperformance, the ACE Group Entities are nominating five directors for election at the Annual Meeting because they believe that the ACE Nominees, if elected as a slate, will work to effect positive change at the Company. The ACE Nominees, if elected, will constitute a majority of the Board.

      We believe, based on our personal knowledge of the ACE Nominees and the ACE Nominees' extensive business and corporate governance experience, that the ACE Nominees will, if elected to the Board, bring to LOCATEPLUS significant operational and corporate governance experience and a new voice with a greater stockholder perspective. Based on our discussions with the ACE nominees, ACE expects that the ACE Nominees will, if elected to the Board, will effect positive change at LOCATEPLUS, which work will include:

•

an independent review by the newly composed Board of the strategic alternatives available to the Company (potentially including a review of all acquisition proposals that LocatePLUS has received in the last 2 years and other possible business combination and other change of control or strategic transactions involving LocatePLUS) in order to better understand the strategic alternatives available to LocatePLUS; and

•	the implementation of a more aggressive operational turnaround strategy that enhances financial results and stock price performance.

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      Based on our personal knowledge of the ACE nominees and their extensive business and corporate governance expertise, we believe the ACE Nominees will act in accordance with their fiduciary duties to the Company's stockholders and, accordingly, their plans or anticipated actions, if elected, could change in light of those duties.

None of the ACE Group Entities or the ACE Nominees currently has any specific plans for any change of control or other strategic transaction involving the Company.

      We believe the ACE Nominees will help increase stockholder value at LocatePLUS. The ACE Nominees are committed to acting in the best interests of the Company's stockholders. You are urged to vote FOR the election of the ACE Nominees to serve as directors on the Board on the enclosed GOLD proxy card.

Background of the ACE Nominees

      According to the Company Proxy Statement, the Board intends to nominate five candidates for election as directors at the Annual Meeting. Under applicable proxy rules, we are required either to solicit proxies only for Christian Williamson, Ph.D, Richard L. Pyle, Ph.D, George J. Isaac, CPA, Carl L. Green, Patrick F. Murphy J.D., which could result in limiting the ability of stockholders to fully exercise their voting rights with respect to LocatePLUS's nominees, or to solicit proxies for Messrs. Christian Williamson, Ph.D, Richard L. Pyle, Ph.D, George J. Isaac, CPA, Carl L. Green, Patrick F. Murphy J.D. and for fewer than all of LOCATEPLUS's nominees, which enables a stockholder who desires to vote for ACE Nominees to also vote for those nominees of LocatePLUS . Given the performance of the Board over the last three years, the ACE Group Entities feel a wholesale change is in order. ACCORDINGLY, THIS PROXY STATEMENT IS SOLICITING PROXIES SOLELY TO ELECT CHRISTIAN WILLIAMSON, RICHARD L. PYLE, GEORGE J. ISAAC, CARL L. GREEN, AND PATRICK F. MURPHY as Directors.

      The ACE Nominees are highly qualified individuals who we believe possess the expertise necessary to work to restore and enhance stockholder value. Set forth below is the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five years of each ACE Nominee. Each ACE Nominee would be independent under the applicable standards of the NYSE and the independence standards applicable to LocatePLUS under paragraph (a)(1) of Item 407 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The ACE Nominees, if elected, would hold office until the expiration of their term for which they are nominated and until a successor has been duly elected and qualified.

Christian Thoreau Williamson, Ph.D. - Dr. Williamson, Age 35, holds a bachelors in Engineering Mathematics along with his doctorate in Hydrology. His graduate work emphasized Systems Engineering and his professional career has involved both accomplishment in engineering innovation and accomplishment in management and leadership. His engineering accomplishments include the development of new technologies to increase production, development of computer-based management information systems to forecast and optimize production, and patent grants. His management and leadership experience arises out of the implementation of his technology-based initiatives and also extends to sales, marketing, strategic development, project management, spin-off's, mergers, acquisitions, integration, capital development and financing, compliance, business analysis, due diligence, valuation, contract management, R & D, and distribution. Dr. Williamson's industrial work has focused on copper mining, water treatment systems, and environmental consulting, compliance, and remediation. He has increased profitability in each endeavor through technological innovation and skilled management and leadership. Significant in his career has been his interface with government regulators in the environmental compliance areas and certain regulatory change accomplished as a result of his advocacy and leadership. His current work involves global responsibility with an


emphasis in North America, Australasia, and Europe. He is a frequent speaker at water conferences throughout the world. Dr. Williamson owns 858,880 shares of Common Stock of the Company. Mr. Williamson is being nominated to serve a three year term. The business address of Dr. Williamson is c/o ACE, Inc., 15275 Collier Blvd. ,Ste. #201/225, Naples, FL 34119.

Richard L. Pyle, Ph.D. - Dr. Pyle, Age 64, holds a bachelors in physics, an MBA, and a doctorate in business. He is a former professor of management in the University of Massachusetts system. In addition to an academic and theoretical perspective on business management, he also brings years of management experience across a broad range of manufacturing industries. In particular, he brings the sales / manufacturing / distribution perspective and experience of being an owner/manager of a sales and marketing related business. He also provides consulting services to other businesses and is a commercial real estate investor and property manager. Dr. Pyle also enjoys philanthropic work and public service. The focus of his charitable work has been with children, youth, and in higher education. Dr. Pyle owns 57,182 shares of Common Stock of the Company. Dr. Pyle is being nominated to serve a three year term. The business address of Dr. Pyle is c/o ACE, Inc., 15275 Collier Blvd., Ste. #201/225, Naples, FL 34119.

George J. Isaac, CPA - Mr. Isaac, Age 63, is a Massachusetts Certified Public Accountant and is affiliated with Massachusetts Board of Certified Public Accountants and the American Institute of Certified Public Accountants. He is well experienced in all areas of financial management having practiced as a CPA for 25 years within a financial career that reaches back nearly 40 years. His experience includes management, business consulting, budgeting, managerial accounting, risk management, internal controls, tax advice and preparation, financial planning and reporting, audit functions, banking functions, and all treasury functions including SEC compliance. Specifically, his current practice involves services as a consulting CFO. In the past he has served as CFO for a publicly traded company, a managing partner of a public accounting firm, has managed a commercial office building. As a board member of a community bank and a publicly traded company he has served as a member and is familiar with the functioning of board audit committees, executive committees, and compensation committees. His experience includes the negotiation of significant expansion and growth credit availability but also downsizing to maintain profitability where necessary. He is proficient in Russian and German. Mr. Isaac is being nominated to serve a one year term. The business address of Mr. Isaac is c/o ACE, Inc., 15275 Collier Blvd., Ste. #201/225, Naples, FL 34119.

Carl L. Green. - Mr. Green, Age 45, graduated from Delaware State University. He attended Hamline School of Law in St. Paul Minnesota. Mr. Green started as a licensed investigator and protective agent in the early 1990's in the state of Minnesota. Mr. Green has since extended his methods of purchasing judgments throughout the United States. He is the owner of Signature Capital, which specializes in the practice of purchasing judgments based on asset research, legal seizure, and sale of assets to satisfy outstanding judgments. Mr. Green beneficially owns 751,424 shares of Common Stock of the Company . Mr. Green is being nominated to serve a one year term. The business address of Mr. Green is c/o ACE, Inc., 15275 Collier Blvd., Ste. #201/225, Naples, FL 34119.

Patrick F. Murphy, J.D. - Mr. Murphy, Age 55, is the Chairman of the Pulsar Network, Inc. Board of Directors. A graduate of the Harvard Law School practicing in Massachusetts, he also provides consulting services to growing businesses. He is familiar with government relations, public relations, and has experience in developing resources and assets. Prior to his career in law he was a manager at a prominent social service agency and handled personnel and operation issues in a crisis-based environment. Mr. Murphy is being nominated to serve a two year term. The business address of Mr. Murphy is c/o ACE, Inc., 15275 Collier Blvd., Ste. #201/225, Naples, FL 34119.

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      The ACE Nominees will not receive any compensation from ACE or any of its affiliates in connection with this proxy solicitation. If elected, the ACE Nominees will be entitled to such compensation from LocatePLUS as is consistent with LocatePLUS's past practice for non-employee directors, which is described in the Company Proxy Statement.

      Except as disclosed in this Proxy Statement, (i) no ACE Nominee or any associate of a ACE Nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material proceeding, and (ii) there is no event that occurred during the past five years with respect to any of the ACE Nominees that is required to be described under Item 401(f) of Regulation S-K. The information in this Proxy Statement regarding a particular ACE Nominee has been furnished to ACE by such ACE Nominee.

      As of the Record Date, ACE Group Entities beneficially owned, and as of the date of this Proxy Statement we continue to beneficially own, an aggregate of 8,083,285 shares of Common Stock, representing approximately 47% of the outstanding shares of Common Stock. ACE intends to vote such shares FOR the election of the ACE Nominees.

      Each ACE Nominee has agreed and consented to be named in this Proxy Statement and to serve as a director of LocatePLUS, if elected. We do not expect that any of the ACE Nominees will be unable to stand for election, but, in the event that any of them is unable to serve or otherwise unavailable to serve, the shares of Common Stock represented by the enclosed GOLD proxy card will be voted for our replacement nominee(s). We reserve the right to the extent permitted by applicable law, to nominate replacement or additional persons as nominees for any reason, including in the event that (i) the Board is expanded beyond its current size and/or (ii) any of the ACE Nominees is unable to stand for election or to serve for any reason, including by reason of the taking or announcement of any action by the Company that has, or if consummated would have, the effect of disqualifying any such ACE Nominee to serve as a director.

Agreements with ACE Nominees

      In connection with the proxy solicitation contemplated hereby, ACE Group Entities has entered into a separate agreement (the "Nominee Agreement") with each ACE Nominee with respect to the nomination of such individual as a director of LOCATEPLUS at the Annual Meeting. The Nominee Agreement provides, among other things, that:

•

each ACE Nominee has agreed to become a member of ACE's slate of nominees to stand for election as a director of LocatePLUS in connection with this proxy solicitation and to serve as a director of LOCATEPLUS if elected;

•	ACE Investment Group has agreed to pay all costs of this proxy solicitation;

•

ACE Investment Group has agreed, subject to limited exceptions, to indemnify and hold each ACE Nominee harmless from and against all losses, claims, damages, penalties, judgments, awards, liabilities, costs, expenses and disbursements incurred by such ACE Nominee in the event he becomes a party to litigation in connection with him serving as a candidate for election to the Board and this proxy solicitation (but not in such ACE Nominee's capacity as a director of the Company if elected).

      ACE Investment Group has also entered into a confidentiality agreement with each ACE Nominee with respect to certain information concerning this proxy solicitation that is of a confidential and proprietary nature, subject to disclosure requirements under applicable laws, regulations and legal processes.

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WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF THE ACE NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT.

      IF YOU HAVE SIGNED THE GOLD PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GOLD PROXY CARD "FOR" THE ELECTION OF CHRISTIAN WILLIAMSON, RICHARD L. PYLE, GEORGE J. ISAAC, CARL L. GREEN, AND PATRICK F. MURPHY.

PROPOSAL 2--VOTE AGAINST INCREASING THE NUMBER OF AUTHORIZED SHARES

      THE MANAGEMENT OF LOCATEPLUS SEEKS TO AMEND THE CORPORATION'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE CORPORATION'S COMMON STOCK FROM 25,000,000 SHARES TO 100,000,000 SHARES. This proposal would result in a 300% increase in the number of authorized shares. There is no clear business purpose stated that we can support and the number of shares requested is unreasonable in relation to the purpose for which authorization is requested. The sole rationale for this excessive dilution is that the Company is in technical default under certain agreements it entered into with its primary debt holder. The ACE Group Entities do not believe that the shareholders of the Company should give up whatever remaining value they have in their shares because Management entered into an agreement which by its very terms it would not be able to fully honor without such excessive dilution. The ACE Group Entities therefore recommend a vote against amending the Corporation's Seconded Amended and Restated Certificate of Incorporation to increase the number of Authorized Shares of the Corporation's Common Stock from 25,000,000 shares to 100,000,000.

      We urge you to vote "Against" this proposal to amend the Corporation's Seconded Amended and Restated Certificate of Incorporation to increase the number of Authorized Shares of the Corporation's Common Stock from 25,000,000 shares to 100,000,000 shares.

      The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on Proposal 2 described above by marking the proper box on the GOLD proxy card. If you return a signed GOLD proxy card without providing voting instructions, your shares will be voted " AGAINST " the proposal to amend the Corporation's Seconded Amended and Restated Certificate of Incorporation to increase the number of Authorized Shares of the Corporation's Common Stock from 25,000,000 shares to 100,000,000 shares.

PROPOSAL 3--REPEAL CERTAIN AMENDMENTS TO BY-LAWS

      Section 45 of Article XIII of LocatePLUS's By-Laws provides that, with certain limited exceptions, the By-Laws may be amended by the affirmative vote of a majority of the Board. We believe that in order to ensure that the will of the Company's stockholders with respect to this proxy solicitation is upheld, no effect should be given to any provision or amendment to the By-Laws unilaterally adopted by the Board after the date of the most recent publicly disclosed By-Laws, which is March 28, 2002. Stockholders are therefore being asked to adopt a resolution that would repeal any provision of the By-Laws or amendment to the By-Laws that the Board adopted or adopts after March 28, 2002 and before the seating of any of any of the ACE Nominees on the Board, if elected, including, without limitation, any amendments the Board has adopted without public disclosure or might adopt in an effort to impede the effectiveness of the nomination by the ACE Group Entities of the ACE Nominees, negatively impact the

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ability of the ACE Group Entities to solicit and/or obtain proxies from stockholders, frustrate the will of the stockholders expressed in those proxies or modify the Company's corporate governance regime.

      The purpose of Proposal 3 is to ensure that the election of directors of the Company be conducted in accordance with the By-Laws of the Company which have been publicly disclosed in accordance with federal securities laws and to prevent the adoption of any By-Laws that would prevent the stockholders of the Company from freely exercising their voting rights. More specifically, the purpose of the proposal is:

•

first, to ensure that the effectiveness of ACE's nomination of individuals for election as directors is based solely on the publicly disclosed By-Laws of LocatePLUS and is not undermined by any By-Law amendment that has been adopted by the Board but not publicly disclosed or that is adopted in an effort to impede the nomination by ACE of candidates for election as directors;

•

second, to prevent the Company from negatively impacting the ability of the ACE Group Entities and the ACE Nominees to solicit and/or obtain proxies from stockholders on the grounds of a newly adopted or previously adopted but undisclosed amendment to the Company's By-Laws; and

•	third, to ensure that the Company cannot frustrate the will of its stockholder as expressed in any such proxy or vote based on a new or previously undisclosed amendment to the Company's By-Laws.

      We are not currently aware of any By-Law amendment that would be repealed by the adoption of Proposal 3. As such, we do not anticipate that the adoption of this proposal would have any effect on the Company, including with respect to its takeover defenses or corporate governance regime. However, it is not possible for us to assess what effect the adoption of Proposal 3 could have if there are undisclosed By-Law amendments, as we do not know the terms of any such amendment.

      Although adoption of this Proposal 3 could have the effect of repealing previously undisclosed By-Law amendments without considering the beneficial nature, if any, of such amendments to the stockholders, it would not repeal any such amendments that were approved by the stockholders.

Proposal 3 provides for the adoption of the resolution in the following form:

RESOLVED, that the By-Laws of the Company are hereby amended to repeal any and all amendments thereto adopted by the Board of Directors of the Company and not by the stockholders of the Company after March 28, 2002 and prior to the seating of any of Christian Williamson, Ph.D, Richard L. Pyle, Ph.D, George J. Isaac, CPA, Carl L. Green, Patrick F. Murphy J.D. on the Board, if elected.

      We urge you to vote "FOR" this proposal to repeal any provision of LOCATEPLUS's By-Laws or amendments to LOCATEPLUS's By-Laws unilaterally adopted by the Board after March 28, 2002 and prior to the seating of any of the ACE Nominees, if elected, because we believe the will of the stockholders, as expressed through the results of this proxy solicitation, should be given effect.

      The accompanying GOLD proxy card will be voted in accordance with your instruction on such card. You may vote for or vote against, or abstain from voting on Proposal 3 described above by marking the proper box on the GOLD proxy card. If you return a signed GOLD proxy card without providing voting instructions, your shares will be voted " FOR " the proposal to repeal any provision of LocatePLUS's By-Laws or amendments to LOCATEPLUS's By-Laws unilaterally adopted by the Board after March 28, 2002 and prior to the seating of any of the ACE Nominees, if elected.

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OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

      According to the Company Proxy Statement, LOCATEPLUS is soliciting proxies with respect to two proposals other than the election of directors. Please refer to the Company Proxy Statement for a detailed discussion of these proposals, including various arguments in favor of and against such proposals. These proposals are outlined below. If you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to (i) vote " FOR " Proposal 3 below all shares represented by your GOLD proxy card and (ii) vote "FOR" Proposal 4 below all shares represented by your GOLD proxy card. In addition, if you have signed the GOLD proxy card and no marking is made, you will be deemed to have given a direction to the persons named on the enclosed GOLD proxy card to vote all shares represented by your GOLD proxy card on such other matters in accordance with their judgment.

OTHER PROPOSALS

      We are not aware of any other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their judgment.

VOTING PROCEDURES

According to the Company Proxy Statement, the voting procedures are as set forth below.

Who May Vote

      Stockholders of record at the close of business on August 11, 2008, the Record Date, are entitled to vote during the Annual Meeting and may cast one vote for each share of Common Stock held on the record date on each matter that may properly come before the meeting. On
July 5, 2008, according to the Company, there were 17,424,451 shares of Common Stock issued and outstanding.

How You May Vote

As explained in the detailed instructions on your GOLD proxy card, there are two ways you may vote. You may:

1.	Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the Annual Meeting; or

2.

Vote in person by attending the Annual Meeting. If you hold your shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the Annual Meeting.

      Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GOLD proxy and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED (I) "FOR" CHRISTIAN WILLIAMSON, RICHARD L. PYLE, GEORGE J. ISAAC, CARL L. GREEN, AND PATRICK F. MURPHY FOR DIRECTORS, (II) "AGAINST" AMENDING THE CORPORATION''S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE CORPORATION'S COMMON STOCK FROM 25,000,000 SHARES TO 100,000,000 SHARES (III) "FOR" THE REPEAL OF ANY PROVISION


OF LOCATEPLUS'S BY-LAWS OR AMENDMENTS TO LOCATEPLUS'S BY-LAWS UNILATERALLY ADOPTED BY THE BOARD AFTER MARCH 28, 2002 AND PRIOR TO THE SEATING OF ANY OF THE ACE NOMINEES, IF ELECTED, AND (IV) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

Thomas E. Murphy ACE, Inc. 15275 Collier Blvd. Ste. #201/225 Naples, FL 34119 (866) 596-7905

Vote Required

      The holders of a majority of the issued and outstanding shares of Common Stock must be present or represented at the meeting for there to be a quorum for the conduct of business. If a quorum is present and/or represented at the meeting, then the eight nominees for directors who receive the highest number of votes of the votes cast will be elected. For these purposes, abstentions and "broker non-votes" will not be counted as voting for or against the proposal to which it relates. The affirmative vote of a majority of the outstanding shares of Common Stock having voting power present at the meeting, in person or by proxy and voting thereon, is required to approve the resolution repealing certain amendments to the By-Laws (Proposal 3 on the GOLD proxy card) and to take action on such other matters as may properly come before the meeting. Shares represented by proxies that are marked "abstain" with respect to these matters will be treated as votes and will have the same effect as a vote "against" the matters.

How you may Change Your Vote

      Any proxy given by a stockholder may be revoked at any time prior to its use by execution of a later dated proxy, by a personal vote at the meeting, or by written notice to the Secretary of the Company.

PROXY PROCEDURES

IN ORDER FOR YOUR VIEWS TO BE REPRESENTED AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

The accompanying GOLD proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.

      Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

      IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GOLD PROXY CARD AS SOON AS POSSIBLE.


REVOCATION OF PROXIES

Any stockholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual Meeting by:

•	submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any WHITE proxy cards which you may have submitted to LOCATEPLUS;

•	attending the Annual Meeting and withdrawing his or her proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

•

delivering written notice of revocation either to the Secretary of LOCATEPLUS at the address provided by LOCATEPLUS in the Company Proxy Statement or to Thomas Murphy (which will then be delivered to the Secretary of LOCATEPLUS).

      Please note that if your shares are held in "street name" by a bank, broker or bank nominee, you must follow the instructions provided by such bank, broker or bank nominee to vote or revoke your earlier vote.

Although a revocation is effective if delivered to LOCATEPLUS, we request that either the original or a copy of any revocation be mailed to Thomas Murphy, so that ACE will be aware of all revocations.

      IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO LOCATEPLUS, WE URGE YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE GOLD PROXY CARD, (2) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (3) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY OR TO ACE.

SOLICITATION OF PROXIES

      ACE will conduct the solicitation, for which ACE is to receive a fee not to exceed $100,000, plus reimbursement for its reasonable out-of-pocket expenses. We have agreed to indemnify ACE against certain liabilities and expenses, including certain liabilities under the federal securities laws. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that ACE will employ approximately 5 persons to solicit proxies from LocatePLUS stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, the solicitation of proxies is $50,000 to date, and is estimated to be $250,000 in total.

      The directors, officers, members and employees of the ACE Group Entities may also participate in the solicitation of proxies. These persons will not be paid additional remuneration for their efforts. In addition, it is anticipated that the ACE Nominees may solicit proxies in connection with their nomination. The ACE Nominees will not receive any compensation for assisting in the solicitation of proxies.

      The ACE Group Entities currently intend to seek reimbursement from LocatePLUS upon completion of the solicitation of all expenses incurred in connection with the solicitation of proxies for the election of the ACE Nominees for the Board at the Annual Meeting if any of the ACE Nominees are elected. The ACE Group Entities do not intend to submit the question of such reimbursement to a vote of the stockholders of LocatePLUS.


PARTICIPANTS IN THE SOLICITATION

      Each Participant has an interest in the election of directors and the adoption of additional proposal(s) at the Annual Meeting (i) indirectly through the beneficial ownership (if any) of the Common Stock and other securities of LOCATEPLUS and (ii) pursuant to the Nominee Agreements described under "PROPOSAL 1--ELECTION OF DIRECTORS--AGREEMENTS WITH ACE NOMINEES" beginning on page 6 of this Proxy Statement.

      Other than as disclosed in this Proxy Statement, there are no arrangements or understandings between any ACE Group Entity and any ACE Nominee or any other person or persons with respect to the nomination of the ACE Nominees.

Other than as disclosed in this Proxy Statement: (including the Annexes hereto)

1.	during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors);

2.	no Participant directly or indirectly beneficially owns any securities of LocatePLUS;

3.	no Participant owns any securities of LocatePLUS which are owned of record but not beneficially;

4.

no Participant is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies;

5.	no associate of any Participant beneficially owns, directly or indirectly, any securities of LocatePLUS;

6.	no Participant owns any securities of any parent or subsidiary of LocatePLUS, directly or indirectly;

7.

no Participant or any associate of any Participant has engaged in or had a direct or indirect material interest in any transaction, or series of similar transactions, since January 1, 2007, or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000;

8.

no Participant or any associate of any Participant has any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates or (b) with respect to future transactions to which the Company or any of its affiliates will or may be a party;

9.

no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected (including, without limitation, any Participant), has a substantial interest, direct or indirect, by securityholding or otherwise, in any matter to be acted on at the Annual Meeting; and

10.

no Participant has any substantial interest, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting, other than election to office (the ACE Nominees may be deemed to have an interest in their nominations for election as directors


to the Board by virtue of compensation the ACE Nominees will receive from the Company as directors, if elected to the Board).

For the purposes of the foregoing, the term "associates" shall have the meaning as that term is defined in Rule 14a-1 of Regulation 14A under the Exchange Act.

Additional information regarding the Participant's beneficial ownership of securities is set forth on Appendix I attached hereto.

ADDITIONAL INFORMATION

      The Company is subject to the periodic reporting requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by the Company with the SEC may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

      ACE has omitted from this Proxy Statement certain disclosure required by applicable law to be included in the Company Proxy Statement. Such disclosure includes, among other things, information regarding securities of LocatePLUS beneficially owned by LocatePLUS's director's, nominees and management; certain shareholder's beneficial ownership of more than 5% of LocatePLUS's voting securities; information concerning executive compensation; and information concerning the procedures for submitting stockholder proposals and director nominations intended for consideration at the 2009 annual meeting of stockholders of LocatePLUS and for consideration for inclusion in the proxy materials for that meeting. Please refer to the Company Proxy Statement for such information. ACE takes no responsibility for the accuracy or completeness of information contained in the Company Proxy Statement.

Copies of this Proxy Statement will be provided without charge upon request to ACE INC. at the address or telephone numbers set forth below under the heading "IMPORTANT".

Date: AUGUST 15, 2008

ACE INVESTMENT GROUP


      Some Participants have filed with the SEC a statement on Schedule 13D (as amended from time to time, the "Schedule 13D") that contains information in addition to that furnished in this Proxy Statement. The Schedule 13D may be inspected at, and copies may be obtained from, the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet ( http://www.sec.gov ) where reports, proxy and information statements and other information regarding issuers and others that file electronically with the SEC may be obtained free of charge.

IMPORTANT

1.	If your shares are held in your own name, please mark, date and mail the enclosed GOLD proxy card to our Proxy Solicitor, Thomas Murphy., in the postage-paid envelope provided.

2.

If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be signed representing your shares.

3.

If you have already submitted a WHITE proxy card to LOCATEPLUS for the Annual Meeting, you may change your vote to a vote FOR the election of the ACE Nominees by marking, signing, dating and returning the enclosed GOLD proxy card for the Annual Meeting, which must be dated after any proxy you may have submitted to LOCATEPLUS. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

Thomas E. Murphy ACE, Inc. 15275 Collier Blvd. Ste. #201/225 Naples, FL 34119 (866) 596-7905


PROXY CARD

LOCATEPLUS HOLDINGS CORPORATION 2008 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY ACE INVESTMENT GROUP

      The undersigned hereby appoints and constitutes each of Thomas Murphy and Henry E. Knoblock, III, Esq. (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of LocatePLUS Holdings Corporation ("LocatePLUS") to be held at 3:00 p.m. local time on Monday, September 15, 2008, at the Company's principal offices located at 100 Cummings Center, Suite 235M, Beverly, Massachusetts, and at any adjournment or postponement thereof or any meeting held in lieu thereof, hereby revoking any proxies previously given, to vote all shares of Common Stock of LocatePLUS held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED AS FOLLOWS WITH RESPECT TO ANY SUCH PROPOSAL: (I) "FOR" CHRISTIAN WILLIAMSON, RICHARD L. PYLE, GEORGE J. ISAAC, CARL L. GREEN, AND PATRICK F. MURPHY FOR DIRECTORS, (II) "AGAINST" AMENDING THE CORPORATION'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE CORPORATION'S COMMON STOCK FROM 25,000,000 SHARES TO 100,000,000 SHARES (III) "FOR" THE REPEAL ANY PROVISION OF LOCATEPLUS'S BY-LAWS OR AMENDMENTS TO LOCATEPLUS'S BY-LAWS UNILATERALLY ADOPTED BY THE BOARD AFTER MARCH 28, 2002 AND PRIOR TO THE SEATING OF ANY OF THE ACE NOMINEES, IF ELECTED, AND (IV) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. If any nominee for director is unable or declines to serve as director, this proxy will be voted for any substitute nominee that ACE INVESTMENT GROUP ("ACE") designates.

YOUR VOTE IS VERY IMPORTANT--PLEASE VOTE YOUR PROXY TODAY.

PROXY SOLICITED BY ACE INVESTMENT GROUP

YOUR VOTE IS VERY IMPORTANT

Please take a moment now to vote your shares of common stock for the upcoming Annual Meeting of Stockholders

Please sign, date and return the proxy card in the envelope provided, or mail to: Thomas E. Murphy ACE, Inc. 15275 Collier Blvd. Ste. #201/225 Naples, FL 34119 (866) 596-7905

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)


[ ] PLEASE MARK VOTES AS IN THIS EXAMPLE.

PROPOSAL 1: To elect as directors of LOCATEPLUS: Christian Williamson, Ph.D, Richard L. Pyle, Ph.D, George J. Isaac, CPA, Carl L. Green, Patrick F. Murphy J.D.

[ ] FOR ALL	[ ] WITHHOLD FROM ALL	[ ] FOR ALL EXCEPT

ACE intends to use this proxy to vote FOR Christian Williamson, Ph.D, Richard L. Pyle, Ph.D, George J. Isaac, CPA, Carl L. Green, Patrick F. Murphy J.D. (the "ACE Nominees")

      NOTE: If you do not wish for your shares to be voted "FOR" a particular ACE Nominee, mark the "FOR ALL EXCEPT" box and write the name(s) of the ACE Nominee(s) you do not support thereafter. Your shares will be voted for the remaining ACE Nominee(s). You may also withhold authority to vote for one or more additional LOCATEPLUS nominees by writing the name of the nominee(s) below. ACE provides no assurance that the LOCATEPLUS nominees, if elected, will serve as directors if the ACE Nominees are elected to the board.

ACE RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE ACE NOMINEES LISTED IN PROPOSAL 1.

PROPOSAL 2: THE MANAGEMENT OF LOCATEPLUS SEEKS TO AMEND THE CORPORATION'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE CORPORATION'S COMMON STOCK FROM 25,000,000 SHARES TO 100,000,000 SHARES

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

ACE RECOMMENDS A VOTE "AGAINST" PROPOSAL 2.

PROPOSAL 3: To adopt a resolution to repeal any provision of LOCATEPLUS's By-Laws or amendments to LOCATEPLUS's By-Laws unilaterally adopted by the Board after May 6, 1998 and prior to the seating of any of the ACE Nominees, if elected:

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

ACE RECOMMENDS A VOTE "FOR" PROPOSAL 3.

Please sign exactly as your name(s) appear(s) hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

___________________________________	__________________________, 2008
SIGNATURE(S) OF STOCKHOLDER(S)	Date

SIGNATURE (IF HELD JOINTLY):	_______________________________

_____________________________________________________________________________
TITLE (S), IF ANY


APPENDIX I

ACE Investment Group

Name	Number of Shares

John Houlihan	233,000

Failte Investments	46,000

Michael Fahey	540,000

James M. Murphy IRA FCC Cust.	235,682

David and Marla Russo	252,800

Jeff Axelrod Trust	10,300

Sara Russo Liv TR FBO Steven Russo	51,300

R. A. Morton Trust	10,000

Jeffrey Kolodny	100,000

Michael Kolodny	50,000

Clarence Mullen	75,000

David M. Glaude	274,600

David M. Glaude IRA FCC Cust.	5,500

DK Power	30,000

Kevin and America Glaude	3,025

Tod and Peggie Parrott	100,000

Bonfire Foundation	30,000

Steven Russo	134,970

Steven Russo IRA FCC Cust.	354,780

Dennis Devlin	239,431

PSA Dennis' Mobile Home Services	35,651

Samuel L. Wood	500,000

Roger Jennings	100,000

Jeffrey Jennings	20,000

Mark Stribling	20,000

Brian Smith	380,000

Jeffrey Williams	350,000

Gemstone Investment Company, Inc.	2,233,760

Christian T. Williamson	858,880

Carl L. Green	751,424

Richard L. Pyle	57,182

Total	8,083,285